UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2015

Z Trim Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Campus Drive
Mundelein, Illinois 60060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 549-6028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information set forth in Item 7.01 below is incorporated herein by reference into this Item 2.02.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On August 18, 2015, Z Trim Holdings, Inc. (the “Company”) issued a press release announcing its best second quarter in Company history.  In addition, the Company reported second quarter sales of $401,088, which represents 89% growth over the prior year’s second quarter and that on a year to date basis, the volume of product sold is also an all-time high.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of Z Trim Holdings, Inc., issued August 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2015	Z Trim Holdings, Inc.

By: /s/ Edward B. Smith, III
Edward B. Smith, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Z Trim Holdings, Inc., issued August 18, 2015